Exhibit 99.1

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this “Agreement”) made as of this 11th day of May, 2007, by and among Kaire Holdings Incorporated, a Delaware corporation having its principal place of business at 7700 Irvine Center Drive Suite 870, Irvine, CA 92618 ("KAHI"), YesRx.com, Inc., a Delaware corporation (“YRX”), and H&H Glass, an Illinois having its principal place of business at 7700 Irvine Center Drive Suite 870, Irvine, CA 92618 (“H&H”).

Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to such terms in Section 27.

WHEREAS, YRX, a wholly owned subsidiary of KAHI, shall acquire 100% of the issued and outstanding common stock of H&H, and upon the merger of H&H with and into YRX, H&H will receive in exchange approximately ninety-two percent (92%) of the issued and authorized common stock of KAIH; and

WHEREAS, KAIH is authorized to issue H&H approximately 828,000,000 (92% of the total outstanding) shares of its common stock, $,001 par value per share (the "KAIH Common Stock") of which 42,616,806 (4.7%) represents the current shares and 29,383,194 represents other issuances (3.3%) ("Outstanding KAIH Common Stock") as of May 11, 2007; and

WHEREAS, YRX is a wholly owned subsidiary of KAIH and is authorized to issue 50 million shares of common stock, par value $.001 (referred to as the “YRX Shares”), of which 45 million such YRX Shares are currently issued and outstanding and owned by KAIH; and

WHEREAS, the respective Boards of Directors of KAIH and YRX and the Boards of Directors of H&H deem it advisable and generally to the advantage and welfare of the Companies, and their respective shareholders, that (i) YRX be merged with and into H&H under the terms and conditions hereinafter set forth (the “Merger”) and to be a tax free reorganization under Section 368(a)(1)(A) of the Code; and

NOW, THEREFORE, in consideration of the premises, covenants and conditions hereof, the parties hereto do mutually agree as follows:

1.  Vote on Merger and Related Matters. The Constituent Corporations shall each, as soon as practicable but prior to closing, and in no event later than 20 days after the execution and delivery hereof, (i) cause a special meeting of its shareholders to be called to consider and vote upon the Merger on the terms and conditions hereinafter set forth, or (ii) obtain written consent of such shareholders as is necessary to approve the Merger. Subject to the further conditions and provisions of this Agreement, a closing of the Merger shall be held (the “Closing”), and a certificate of merger and all other documents or instruments deemed necessary or appropriate by the parties hereto to effect the Merger shall be executed and filed with the Secretary of State of Delaware as promptly as possible thereafter. The certificate of merger for the Merger (the “Certificate of Merger”) so filed shall be substantially in the forms of Exhibits A1 and A2 annexed hereto, with such changes therein as the Boards of Directors of the Constituent Corporations shall mutually approve.

2.  Representations and Warranties H&H Glass (“H&H”). H&H represents and warrants as follows, except to the extent set forth on the H&H Schedule of Exceptions:

(a)  H&H is, and on the Effective Date will be, a duly organized and a validly existing Corporation in good standing under the laws of the State of Delaware and in such other jurisdictions as it is qualified to do business. All Outstanding H&H shares, on the Effective Date, will be duly authorized, validly issued, fully paid and nonassessable. There are no, and on the Effective Date there will be no, issued or outstanding rights, options or warrants to purchase any equity interest in H&H, including but not limited to any other issued or outstanding securities of any nature convertible into or exercisable or exchangeable for equity interests of H&H, as applicable. The Outstanding H&H Equity Interests have all been issued pursuant to an appropriate exemption from the registration requirements of the Securities Act and from any applicable registration requirements of the various states.

(b)  H&H does not have, and on the Effective Date will not have, any subsidiaries, nor does it own any direct or indirect interest in any other business entity.

(c)  H&H has, and on the Effective Date will have, full power and authority to enter into this Agreement and, subject to any required shareholder or other third party approval in accordance with the laws of the State of Illinois, to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved prior to the Closing, by H&H shareholders.

(d)  H&H is qualified or licensed as a foreign corporation in all jurisdictions where its business or ownership of assets so requires, except where the failure to be qualified or licensed would not have a material adverse effect on the business of H&H. The business of H&H does not require it to be registered as an investment company or investment adviser; as such terms are defined under the Investment Company Act of 1940 and the Investment Advisers Act of 1940, each as amended.

(e)  The financial statements of H&H, consisting of its Balance Sheets as of H&H’s fiscal year-end December 31, 2006 and 2005, its Statement of Income (Loss) for the fiscal years ended December 31, 2006 and 2005, its Statement of Stockholder’s Equity for the two years ended December 31, 2006 and 2005, and its Statements of Cash Flows for the fiscal years ended December 31, 2006 and 2005, have been audited by independent public accountants and fairly present the financial position, results of operations and other information purported to be shown therein, at the date and for the respective periods to which they apply. The interim financial statements of H&H, consisting of its Balance Sheet as of March 31, 2007 and its Statements of Income (Loss) for the three months ended December 31, 2007, fairly present the financial position, results of operations and other information purported to be shown therein of H&H, at the date and for the respective periods to which they apply. All such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved, and have been adjusted for all normal and recurring accruals. All such financial statements (together, the “Financial Statements”) have been delivered to Kaire and are incorporated herein and made a part hereof.

(f)  There has not been, and on the Effective Date there will not have been in the aggregate, any material adverse change in the condition, financial or otherwise, of H&H from that set forth in the Financial Statements.

                (g)  Except for transactions occurring in the ordinary course of business, there has not been, and on the Effective Date there will not have been, any transactions involving H&H since December 31, 2006 in an amount in excess of $25,000.

(h)  There are, and on the Effective Date will be, no liabilities (including, but not limited to, tax liabilities) or claims against H&H (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or unmatured) not appearing on the Financial Statements, other than liabilities incurred in the ordinary course of business or taxes incurred on earnings since December 31, 2006.

(i)  All federal, state, county and local income, excise, property and other tax or information returns required to be filed by H&H have been filed, and all required taxes, fees or assessments have been paid or an adequate reserve therefore has been established in the Financial Statements. The federal income tax returns and state and foreign income tax returns of H&H have not been audited by the IRS or any other taxing authority within the past five (5) years. Neither the IRS nor any state, local or other taxing authority has proposed any additional taxes, interest or penalties with respect to H&H or any of their operations or businesses. There are no pending, or to the knowledge of H&H, threatened, tax claims or assessments, and there are no pending, or to the knowledge of H&H, threatened, tax examinations by any taxing authorities. H&H has not given any waivers of rights (which are currently in effect) under applicable statutes of limitations with respect to the federal income tax returns of H&H, for any year.

(j) Except as provided for in the Financial Statements, H&H, has, and on the Effective Date will have, good and marketable title to all of its furniture, fixtures, equipment and other assets as set forth in the Financial Statements, and such assets are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature, except as set forth in the Financial Statements.

(k) H&H is the owner of its inventory as set forth in the Financial Statements and has good and marketable title thereto.

(l) The accounts receivable as set forth in the Financial Statements represent amounts due for goods sold or services rendered by H&H in the ordinary course of business and, except as reserved for in the Financial Statements, are collectable in the ordinary course of business.

(m) A copy of all agreements, contracts, arrangements, understandings and commitments, whether written or oral, to which H&H is or on the Effective Date will be, a party, or from which H&H will receive substantial benefits and which are material to H&H (collectively, “Contracts”), have been delivered to Kaire and YRX. A list of such Contracts is set forth on the H&H Schedule of Exceptions, which such schedule shall be amended at the Effective Date to reflect any Contracts entered into between the date hereof and the Effective Date. H&H is not now, nor will be on the Effective Date, in material default under any Contract. The validity and enforceability of, and rights of H&H contained in, each such Contract shall not be adversely effected by the Merger or the transactions contemplated hereby or any actions taken in furtherance hereof.

(n) There are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending, or to H&H’s knowledge, as applicable, threatened, involving H&H, individually or in the aggregate in which an unfavorable determination could result in suspension or termination of H&H’s business or authority to conduct such business in any jurisdiction or could result in the payment by H&H of more than $25,000 individually or $100,000 in the aggregate, or challenging the validity or propriety of the transactions contemplated by this Agreement and, to H&H’s best knowledge, there is no reasonable basis for any such proceeding, claim, action or governmental investigation. H&H is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of H&H.

(o)  Since December 31, 2006 there have been, and through the Effective Date there will be (i) no bonuses or extraordinary compensation to any of the officers of the company, (ii) no loans made to or any other transactions with any of the officers of the company or their families, and (iii) no dividends or other distributions declared or paid by H&H.

(p)  H&H has, and on the Effective Date will have, maintained casualty and liability policies and other insurance policies with respect to its business which are appropriate and customary for businesses similar in size, industry and risk profile. Copies of all of the policies of insurance and bonds presently in force with respect to H&H, including without limitation those covering properties, buildings, machinery, equipment, worker's compensation, officers and directors and public liability, have been delivered to Kaire Holdings and YRX. All such insurance is outstanding and in full force and effect, with all premiums thereon duly paid, and H&H has not received any notice of cancellation of any such policies.

(q)  H&H has, and on the Effective Date will have, no patents, patent applications, trademarks, trademark registrations or applications, trade names, copyrights, copyright registrations or applications, or other intellectual property. H&H does not have knowledge of any infringements by it of any third party's intellectual property.

                                (r)  Since its inception, H&H has, and on the Effective Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations, except where the failure to so comply did not have and would not be expected to have a material adverse effect on its business or property.

                               (s)  There are, and on the Effective Date there will be, no loans, leases or other Contracts outstanding between H&H and any of its officers or any person related to or affiliated with any such officers. .

(t)  During the past five year period neither H&H, nor any of its officers or Directors, nor any person intended upon consummation of the Merger to become an officer or director of either H&H or Kaire Holdings or any successor entity or subsidiary, has been the subject of:

(i) a petition under the Federal bankruptcy laws or any other insolvency or moratorium law or has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of H&H or such person, or any partnership in which H&H or any such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which H&H or any such person was an executive officer at or within two years before the time of such filing;
(ii)  a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence);
(iii)  any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining H&H or any such person from, or otherwise limiting, the following activities:

(A) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission (“CFTC”) or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(B) engaging in any type of business practice; or

(C)  engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

(iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of H&H or any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

(v)  a finding by a court of competent jurisdiction in a civil action or by the Commission to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

(vi)  a finding by a court of competent jurisdiction in a civil action or by the CFTC to have violated any federal commodities law, and the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended or vacated.

(u)  H&H does not have any pension plan, profit sharing or similar employee benefit plan.

(v)  Except for the consent and approval of the Members and the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by H&H of this Agreement and (ii) the consummation by H&H of the Merger and by H&H of all other transactions contemplated hereby. This Agreement has been duly executed and delivered by H&H and constitutes the legal, valid and binding obligation of H&H, enforceable against it in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(w)  H&H knows of no person who rendered any service in connection with the introduction of Kaire, YRX or H&H to any of the other companies, and they know of no claim by anyone for a “finder's fee” or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

(x)  No employees of H&H are on strike or to the best of their knowledge threatening any strike or work stoppage. H&H does not have any obligations under any collective bargaining or labor union agreements nor is H&H involved in any material controversy with any of its employees or any organization representing any of its employees.

               (y)  None of the information supplied or to be supplied by or about H&H for inclusion or incorporation by reference in any information supplied to holders of Kaire
Common Stock concerning the Merger, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

       (z) The execution and delivery by H&H of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by H&H will not conflict with, result in a breach 000000of or constitute or give rise to a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or Contract to which H&H is now a party or by which it or any of its assets or properties are bound; (ii) the Articles of Organization or the Operating
Agreement of H&H, in each case as amended; or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over H&H or any of its business or properties wherein such breach could have a material adverse effect on H&H or any of its business or properties.

(aa)  To the best of its knowledge, H&H is not in violation of any federal, state or local environmental law or regulation.

3. Representations and Warranties of YesRx.com (“YRX”). YRX represents and warrants as follows:

(a)  YRX is, and on the Effective Date will be, a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, authorized to issue only the YRX Shares. On the Effective Date there will be issued and outstanding all of the YRX Shares, which shall be fully paid and nonassessable and all of which shall be owned by Kaire. There are no, and on the Effective Date there will be no issued or outstanding options or warrants to purchase YRX Shares or any issued or outstanding securities of any nature convertible into YRX Shares, or any agreements or understandings to issue any YRX Shares, options or warrants.

(b)  YRX has been organized solely for the purpose of consummating the Merger and, since its inception, has had no business activity of any nature other than those related to its organization or as contemplated by this Agreement.

       (c)  YRX has, and on the Effective Date will have, full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been duly approved by the Board of Directors of YRX.

(d)  Since its inception, YRX has not issued or committed itself to issue, and to the Effective Date will not issue or commit to issue, any YRX Shares or any options, rights, warrants, or other securities convertible into YRX Shares, except for the issuance of the YRX Shares to Kaire.

               (e)  Except for the consent and approval of the shareholders of YRX, and the filing of the Certificate of Merger, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by YRX of this Agreement and (ii) the onsummation by YRX of the Merger and the other transactions contemplated hereby.

(f)  The execution and delivery by YRX of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by YRX will not conflict with, result in a breach of or constitute or give rise to a default under any indenture, mortgage, deed of trust or other agreement, instrument or contract to which YRX is now a party or by which it or any of its assets or properties are bound or its Certificate of Incorporation or the bylaws of YRX as amended, or any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over YRX or any of its businesses or properties.

(g)  YRX is, and on the Effective Date will be duly authorized, qualified, and licensed under any and all applicable laws, regulations, ordinances, or orders of public authorities to carry on its business in the places and in the manner as presently conducted or as contemplated in this Agreement. The business of YRX does not require it to be registered as an investment company or investment adviser as such terms are defined under the Investment Company Act and the Investment Advisers Act of 1940, each as amended.

(h)  YRX has, and on the Effective Date will have no subsidiaries.

(i)  Except for (i) the incurring of expenses of its organization, (ii) the issuance of the YRX Shares to Kaire, (iii) the incurring of expenses relating to this Agreement and the consummation of the transactions contemplated by this Agreement, and (iv) the consummation of the Merger, YRX has had, and on the Effective Date will have had no business and no financial or other transactions of any nature whatsoever.

(j)  YRX has, and on the Effective Date will have no liabilities (including, but not limited to, tax liabilities) nor are there, or on the Effective Date will there be, any claims against YRX (whether such liabilities or claims are contingent or absolute, direct or indirect, and matured or unmatured) except for liabilities for its organization expenses or expenses incurred in connection with the Merger.

(k) YRX has, and on the Effective Date will have no fixtures, furniture, equipment, inventory or accounts receivable.

(l) YRX has, and on the Effective Date will have no contracts and commitments to which it is, or on the Effective Date will be a party, except for this Agreement and other documents and instruments contemplated hereby in connection with the Merger.

(m) There are, and on the Effective Date there will be no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against YRX, or challenging the validity or propriety of the transactions contemplated by this Agreement and, to YRX's best knowledge, there is no reasonable basis for any other proceeding, claim, action or governmental investigation against YRX. YRX is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of YRX.

(n) Since the inception of YRX there have been, and to the Effective Date there will be (i) no salaried or otherwise compensated employees and no bonuses paid to any officer or director of YRX; (ii) no loans made to or any transactions with any officer or director of YRX; (iii) no dividends or other distributions declared or paid by YRX; and (iv) no purchase by YRX of any YRX Shares.

(o)  Since its inception, YRX has not issued or committed itself to issue, and to the Effective Date will not issue or commit itself to issue any YRX shares or any options, rights, warrants, or other securities convertible into YRX Shares except for the issuance of the YRX Shares to Kaire.

(p) YRX has no patents, patent applications, trademarks, trademark registrations, tradenames, copyrights, copyright registrations or applications therefore.

(q)  Since its inception, YRX has, and on the Effective Date will have in all material respects conducted its affairs in compliance with all applicable laws, rules and regulations.

(r)  During the past five year period, no officer or director of YRX has been the subject of any Bad Event.

(s)  YRX has no pension plan, profit sharing or similar employee benefit plan.

(t)  YRX knows of no person who rendered any service in connection with the introduction of Kaire, YRX or H&H to any of the other Companies and they know of no claim by anyone for a “finder's fee” or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

(u)  YRX has no employees.

4. Representations and Warranties of Kaire. Kaire represents, warrants and covenants, except to the extent set forth on the Kaire Schedule of Exceptions or except as set forth in the reports required to be filed by Kaire under the Securities Act and the Exchange Act of 1934, as amended, including pursuant to Section 13(a) or 15(d) thereof (“SEC
Reports”), as follows:

(a)  Kaire is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, authorized to issue an aggregate of 900,000,000 shares of Kaire Common Stock. On the Effective Date, there will be issued and outstanding no more than 42,616,000 shares of Kaire Common Stock, all of which such issued and outstanding shares will be validly issued, fully paid and nonassessable. The fully diluted number of shares will be not more than 72,000,000 shares of common stock. Except as contemplated by this Agreement, on the Effective Date there will be no issued or outstanding options, warrants or other rights, or commitments or agreements of any kind, contingent or otherwise, to purchase or otherwise acquire shares of Kaire Common Stock or any issued or outstanding securities of any nature convertible into shares of Kaire Common Stock (see Exhibit B). There is no proxy or any other agreement, arrangement or understanding of any kind authorized or outstanding which restricts, limits or otherwise affects the right to vote any shares of Kaire Common Stock.

(b)  Kaire is, and on the Effective Date will be, duly authorized, qualified and licensed under any and all applicable laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner as presently conducted. The business of Kaire does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act and the Investment Advisors Act of 1940.

(c)  Kaire has, and on the Effective Date the following subsidiaries:

1. YesRx.com, Delaware - Incorporated March 28, 2000.
        2. Effective Health Inc., California - Incorporated May 25, 1990
                3. Classic Care Inc. - California, acquired in 2000, voluntarily shut down in 2002.

(d)   The financial statements of Kaire, consisting of its Balance Sheets as at December 31, 2006 and 2005, and its Statement of Operations for the fiscal years ended December 31, 2006 and 2005, its Statement of Stockholders' Equity as of December 31, 2006 and 2005, and its Statement of Cash Flows for the fiscal years ended December 31, 2006 and 2005, all together with accompanying notes, have been audited by independent public accountants, are complete and correct in all material respects, present fairly the financial position of Kaire and the results of operations and changes in financial position for the respective periods ended on such dates, and were prepared in accordance with generally accepted accounting principles consistently applied during the periods. The interim financial statements of Kaire, consisting of its Balance Sheet as of March 31, 2007 and its Statement of Operations, Statement of Stockholders' Equity and Statement of Cash Flows for the nine-month period ending March 31, 2007 will not be available until around May 20th, 2007 and will be prepared in accordance with generally accepted accounting principles and have been adjusted for all normal and recurring accruals and present fairly the financial position of Kaire and the results of operations and changes in financial position for the respective periods ended on such dates, and were prepared in accordance with generally accepted accounting principles consistently applied during the periods. All the financial statements referenced herein regarding Kaire are collectively referred to as the “Kaire Financial Statements”, all of which are set forth in the SEC Reports publicly filed with the Commission.

(e)  There has not been, and on the Effective Date there will not have been, any material change in the financial condition of Kaire from that set forth in the Kaire Financial Statements except for (i) transactions in the ordinary course of business, (ii) transactions relating to this Agreement, and (iii) the incurring of expenses and liabilities relating to this Agreement.

(f)  There are, and on the Effective Date will be, no liabilities (including, but not limited to, tax liabilities) or claims against Kaire (whether such liabilities or claims are contingent or absolute, direct or indirect, accrued or unaccrued and matured or unmatured) not appearing on the Kaire Financial Statements, except for (i) liabilities for expenses incurred relating to this Agreement and the consummation of the transactions contemplated hereby and (ii) liabilities and commitments incurred or made in the ordinary course of Kaire’s business or taxes incurred on earnings since December 31, 2006.

(g)  All federal, state, county and local income, excise, property or other tax returns required to be filed by Kaire have been filed and all required taxes, fees or assessments have been paid or an adequate reserve therefore has been set up in the Kaire Financial Statements.

(h)  Kaire has, and on the Effective Date will have, no fixtures, furniture, equipment, inventory or accounts receivable.

(i)  Kaire has, and on the Effective Date will have, no material contracts to which it is, or on the Effective Date will be, a party.

(j)  There are, and on the Effective Date there will be, no legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature pending or to Kaire's knowledge threatened in writing, against Kaire, including, but not limited to any shareholder claims or derivative actions, or challenging the validity or propriety of the transactions contemplated by this Agreement, and, to Kaire’s best knowledge, there is no reasonable basis for any proceeding, claim, action or governmental investigation against Kaire. Kaire is not a party to any order, judgment or decree which will, or might reasonably be expected to, materially adversely affect the business, operations, properties, assets or financial condition of Kaire.

(k)  Kaire has no salaried or otherwise compensated employees.

(l)  Kaire has not issued or committed itself to issue, and to the Effective Date will not issue or commit itself to issue, any additional common shares or any options, rights, warrants, or other securities convertible into common shares, except as contemplated by this Agreement.

(m)  Kaire has no patents, no patent applications, trademarks, trademark registrations, trade names, copyrights, copyright registrations or applications therefor. Kaire has no knowledge of any infringements by it of any third party's intellectual property.

(n)  Kaire has, and on the Effective Date will have, in all material respects operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations.

(o)  On the Effective Date there will be no loans, leases, commitments, arrangements or other contracts of any kind or nature outstanding between (i) Kaire and (ii) any officer or director of Kaire or any person related to or affiliated with any officer or director of Kaire accept otherwise disclosed.

(p)  During the past five year period, no officer or director of Kaire has been the subject of any undisclosed Bad Event.

(q)  Kaire has no pension plan, profit sharing or similar employee benefit plan.

(r)  Except for the consent and approval of the Boards of Directors of YRX and Kaire and H&H the filing of a Certificate of Merger, and the filing of a Form 8-K within 25 days of the Effective Date, no consents or approvals of, or filings or registrations with, any third party or any public body or authority are necessary in connection with (i) the execution and delivery by Kaire of this Agreement and (ii) the consummation of the Merger and the other transactions contemplated hereby. Kaire has, and on the Effective Date will have, full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been, or will be prior to the Effective Date, duly approved by the Board of Directors of Kaire. This Agreement has been duly executed and delivered by Kaire and constitutes the legal, valid and binding obligation of Kaire enforceable against it in accordance with the terms hereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of rights hereunder or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(s)  Kaire knows of no person who rendered any service in connection with the introduction of Kaire, YRX or H&H to any of the other companies and they know of no claim by anyone for a “finder's fee” or similar type of fee in connection with the Merger and the other transactions contemplated hereby.

(t)  Kaire has no employees.

(u)  None of the information supplied or to be supplied by or about Kaire to H&H concerning the Merger contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(v)  The execution and delivery by Kaire of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement by Kaire will not conflict with, result in a breach of or constitute a default under (i) any indenture, mortgage, deed of trust or other agreement, instrument or contract to which Kaire is now a party or by which it or any of its assets or properties is bound; (ii) the Certificate of Incorporation, as amended, or the bylaws of Kaire, in each case as amended; or (iii) any law, order, rule or regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over Kaire or any of its business or properties.

(w)  To the best of its knowledge, Kaire is not in violation of any federal, state or local environmental law or regulation.

5. Representations to Survive Closing. All of the representations, covenants and warranties contained in this Agreement (including all statements contained in any certificate or other instrument delivered by or on behalf of Kaire, YRX or H&H pursuant hereto or in connection with the transactions contemplated hereby) shall survive the Closing for a period of three (3) years from the Effective Date.

7. Surviving Corporation. The surviving entity shall be H&H. Its name, identities, articles of organization, operating agreement, existence, purposes, powers, objects, franchises, rights and immunities shall be unaffected and unimpaired by the Merger, except as described in the Certificate of Merger.

8. Treatment of Shares of Constituent Corporations. The terms and conditions of the Merger, the mode of carrying the same into effect, and the manner and basis of converting the securities of each of the Constituent Corporations are as follows:

(a)  All of the Outstanding H&H shares shall be exchanged by virtue of the Merger at the Effective Date into approximately 92% of Kaire’s outstanding shares as of the Effective Date or approximately 828,000,000 (see Exhibit C) of Kaire Common Stock.

(b)  YRX shall acquire 100% of H&H outstanding shares as of the effective date.

(c)  The separate existence and corporate organization of YRX, except insofar as it may be continued by statute, shall cease on Effective Date and H&H shall become a wholly owned subsidiary of Kaire.

9.  Rights and Liabilities of Surviving Corporation. (a) On and after the Effective Date, H&H, as the surviving entity of the Merger, shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private and all of the property, real, personal and mixed, of YRX; all debts due to YRX on whatever account shall be vested in H&H; all claims, demands, property, rights, privileges, powers, franchises and every other interest of YRX shall be as effectively the property of H&H as they were of YRX; the title to any real estate by deed or otherwise in YRX shall not revert or be in any way impaired by reason of the Merger, but shall be vested in H&H; all rights of creditors and all liens upon any property of YRX shall be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Date; all debts, liabilities and duties of YRX shall thenceforth attach to H&H and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and H&H shall indemnify and hold harmless Kaire and the officers and directors of YRX against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

10. Further Assurances of Title. As and when requested by H&H, or by any of its successors or assigns, YRX shall execute and deliver, or cause to be executed and delivered, all such deeds and instruments and will take or cause to be taken all such further action as H&H may deem necessary or desirable in order to vest in and confirm to H&H title to and possession of the property acquired by H&H by reason or as a result of the Merger and otherwise to carry out the intent and purposes hereof, and the officers and directors of H&H and Kaire are fully authorized in the name of H&H or Kaire or otherwise to take any and all such action.

11. Conditions of Obligations of YRX and Kaire. The obligation of YRX and Kaire to consummate the Merger is subject to the following conditions prior to the Effective Date:

(a)  H&H has not suffered an uninsured loss on account of fire, flood, accident, or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

(b)  That no material transactions shall have been entered into by H&H other than transactions in the ordinary course of business between December 31, 2006 and the Effective Date, other than as referred to in this Agreement or in the schedules annexed, except with the prior written consent of Kaire.

(c)  Except as disclosed in this Agreement or in the schedules annexed hereto, that no material adverse change in the aggregate shall have occurred in the financial condition of H&H since December 31, 2006.

(d)  That none of the properties or assets of H&H shall have been sold or otherwise disposed of other than in the ordinary course of business during such period, except with the prior written consent of Kaire.

(e) That H&H shall have performed and complied with the provisions and conditions of this Agreement on its part to be performed and complied with, and that the representations and warranties made by H&H in this Agreement are true and correct, both when made and as of the Effective Date.

(f) That all applicable filings and regulatory approvals required to be made or obtained by H&H have been made or obtained.

(g)  That this Agreement and the transactions contemplated hereby shall have been approved by appropriate action of H&H, the Managing Member and the Members.

(h)  That there shall have been full compliance with the applicable securities or “blue sky” laws and regulations of any state or other governmental body having jurisdiction over the Merger.

(i)  That Kaire shall have received from H&H the following documents:
(i)	Good Standing Certificate of H&H
(ii)	Certificate of Incorporation of H&H;
(iii)	Good Standing Certificate of H&H;
(iv)	Organizational minutes of H&H and any other documents required by Section 16 of this agreement;
(v)	By-Laws of H&H;
(vi)	Written consent of shareholders of H&H authorizing the Merger;
(vii)	Written consent of the Board of Directors of ROXA authorizing the Merger; and
(viii)	Officer’s Certificate of ROXA evidencing compliance with the provisions of this Section 11

12.  Conditions of Obligations of H&H. The obligations of H&H to consummate the Merger are subject to the following conditions prior to the Effective Date:

(a) That YRX and Kaire are in compliance with their respective representations, warranties and covenants contained herein, and that H&H shall receive from each of YRX and Kaire a certificate to such effect from the President of YRX and Kaire as of the Effective Date.

(b) That YRX and Kaire shall not have suffered any loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of its business or materially affect adversely its condition, financial or otherwise, regardless of whether or not such loss shall have been insured.

(c) That no material transactions shall have been entered into by YRX or Kaire other than transactions in the ordinary course of business since December 31, 2006, other than as referred to in this Agreement, except with the prior written consent of H&H.

(d) That no material adverse change shall have occurred in the financial condition of YRX or Kaire since December 31, 2006 other than as referred to in this Agreement.

(e)  That none of the properties or assets of YRX or Kaire shall have been sold or otherwise disposed of other than in the ordinary course of business September 30, 2002, except with the written consent of H&H.

(f)  That YRX and Kaire shall each have performed and complied with the provisions and conditions of this Agreement on its part to be performed and complied with, and that the representations and warranties made by Kaire herein are true and correct.

(g)  That all applicable filings and regulatory approvals required to be made or obtained by Kaire have been made or obtained.

(h)  That Kaire shall have held a meeting of its Board of Directors at which meeting all of its directors shall have resigned seriatim with the exception of James Lu and the persons designated by H&H shall have been appointed as directors of Kaire, all subject to the consummation of the Merger.

(i)  That H&H shall have received from Kaire and YRX the following documents:

(i)	Original signature page of this Agreement duly executed by Kaire and YRX;
(ii)	Good Standing Certificate of Kaire;
(iii)	Good Standing Certificate of YRX;
(iv)	Certificate of Incorporation of Kaire;
(v)	Certificate of Incorporation of YRX;
(vi)	Organizational minutes of Kaire and any other documents required by Section 15 of this agreement;
(vii)	Organizational minutes of YRX and any other documents required by Section 15 of this agreement;
(viii)	By-Laws of Kaire;
(ix)	By-Laws of YRX;
(x)	Written consent of shareholders of YRX authorizing the Merger;
(xi)	Written consent of the Board of Directors of Kaire authorizing the Merger;
(xii)	Officer’s Certificate of Kaire evidencing compliance with the provisions of this Section 12; and
(xiii) Officer’s Certificate of YRX evidencing compliance with the provisions of this Section 12 of this agreement.

13.  Abandonment. This Agreement and the Merger may be abandoned (a) by any of the Companies, acting by its Board of Directors, at any time prior to its adoption by the shareholders of such Company, as provided by law, (b) by any of the Companies, acting by its Board of Directors by written notice to the other parties hereto, at any time in the event of the failure of any condition in favor of such entity as to which the consummation of the Merger is subject, or (c) by the consent of all the Companies, acting each by its Board of Directors, at any time after such adoption by such shareholders and prior to the Effective Date. In the event of abandonment of this Agreement, the same shall become wholly void and of no effect, and there shall be no further liability or obligation hereunder on the part of any of the Companies, their respective Boards of Directors or any other party to this Agreement.

14.  Closing or Termination. In the event the Closing of this Agreement shall not take place by May 31, 2007, due to failure of any condition of closing required herein, any party shall have the right to terminate this Agreement, in which event no party shall have any further right or obligation as against any other.

15.  Delivery of Corporate Proceedings of Kaire and YRX. At the Closing, Kaire and YRX shall deliver to counsel for H&H the originals of all of the corporate proceedings of Kaire and YRX, duly certified by their respective Secretaries, relating to this Agreement.

16.  Delivery of Corporate Proceedings of H&H. At the Closing, H&H shall deliver to counsel for Kaire and YRX the originals of all of the corporate proceedings of H&H, duly certified by its Secretary, relating to this Agreement and a draft of the language proposed to be included the Form 8-K to be filed within 15 days of the Effective Day, which draft shall be substantially in compliance with the requirements of Form 8-K.

17.  Limitation of Liability. The representations and warranties made by any party to this Agreement are intended to be relied upon only by the other parties to this Agreement and by no other person. Nothing contained in this Agreement shall be deemed to confer upon any person not a party to this Agreement any third party beneficiary rights or any other rights of any nature whatsoever.

18.  Further Instruments and Actions. Each party shall deliver such further instruments and take such further action as may be reasonably requested by any other in order to carry out the intent and purposes of this Agreement.

19. Governing Law. This Agreement is being delivered and is intended to be performed in the State of Delaware and shall be construed and enforced in accordance with the laws of such State without regard to conflicts of laws thereof.

20. Notices. All notices or other communications to be sent by any party to this Agreement to any other party to this Agreement shall be sent by certified mail, nationwide overnight delivery service or by personal delivery or nationwide overnight courier to the addresses hereinbefore designated, or such other addresses as may hereafter be designated in writing by a party.

21. Binding Agreement. This Agreement represents the entire agreement among the parties hereto with respect to the matters described herein and is binding upon and shall inure to the benefit of the parties hereto and their legal representatives, successors and permitted assigns. This Agreement may not be assigned and, except as stated herein, may not be altered or amended except in writing executed by the party to be charged.

22. Counterparts. This Agreement may be executed in counterparts, all of which, when taken together, shall constitute the entire Agreement.

23. Severability. The provisions of this Agreement shall be severable, so that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

  24. Joint Drafting. This Agreement shall be deemed to have been drafted jointly by the parties hereto, and no inference or interpretation against any party shall be made solely by virtue of such party allegedly having been the draftsperson of this Agreement.

25. Reliance on Certificates. In rendering any opinion referred to herein, counsel for the parties hereto may rely, as to any factual matters involved in their respective opinions, on certificates of public officials and of corporate and company officers, and on such other evidence as such counsel may reasonably deem appropriate and, as to the matters governed by the laws of jurisdictions other than the United States or the States of Delaware and California, an opinion of local counsel in such other jurisdiction(s), which counsel shall be satisfactory to the other parties in the exercise of their reasonable discretion.

26. Public Announcements. All parties hereto agree that any public announcement, press release or other public disclosure of the signing of this Agreement shall be made jointly and only after all parties hereto have reviewed and approved the language and timing of such disclosure, except as such disclosure may be required pursuant to any legal obligation or order of any court having proper jurisdiction over any of the parties hereto.

27.  Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 27:

“Bad Events” shall mean, collectively, the events described in clauses (i) through (vi) of Section 2(t).

“Certificate of Merger” shall have the meaning set forth in Section 1.

“CFTC” shall have the meaning set forth in Section 2(t)(iii)(A).

“Closing” shall have the meaning set forth in Section 1.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commission” shall mean the Securities and Exchange Commission.

“Commission Reports” shall have the meaning set forth in the opening paragraph of Section 4

“Companies” shall mean, collectively, Kaire, YRX and H&H.

“Contracts” shall have the meaning set forth in Section 2(m).

“Constituent Corporations” shall mean, collectively, H&H and YRX.

“Effective Date” shall mean the date the Certificate of Merger is filed with the appropriate State.

“Kaire” shall mean Kaire Inc., a Delaware corporation.

“Kaire Common Stock” shall have the meaning set forth in the second recital to this Agreement.

“Kaire Financial Statements” shall have the meaning set forth in Section 4(d).

“Kaire Schedule of Exceptions” shall mean the schedule of exceptions to the representations, warranties and covenants of Kaire annexed hereto and made a part hereof.

“Financial Statements” shall have the meaning set forth in Section 2(e).

“YRX” shall mean YesRx.com, Inc., a Delaware corporation and wholly owned subsidiary of Kaire.

“YRX Shares” shall have the meaning set forth in the third recital to this Agreement.

“IRS” shall mean the Internal Revenue Service.

“Merger” shall have the meaning set forth in the fourth recital to this Agreement.

“Outstanding Kaire Common Stock” shall have the meaning set forth in the second recital to this Agreement.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulation promulgated thereunder.

“H&H” shall mean Rx for Africa, Inc., a Delaware Corporation

“H&H Schedule of Exceptions” shall mean the schedule of exceptions to the representations, warranties and covenants of H&H annexed hereto and made a part hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have made and executed this Agreement as of the day and year first above written.

KAIRE HOLDINGS INCORPORATED

/s/ Steve Wesylund
    By: _____________________
Name: Steve Westlund
Title: CEO

H&H GLASS

/s/ Allen Lin
                                                        By: _____________________
                                                                                               Name: Allen Lin
   Title:  CEO

YESRX.COM INC.

/s/ Steve Westlund
By: _____________________
Name: Steve Westlund
Title: CEO